UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K/A

                              CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 8, 1997
                                                -------------------------

                                 SB Partners
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         (Exact name of registrant as specified in its charter)

  New York                       000-08952                     13-6294787
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(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)          Identification No.)

   666 Fifth Avenue, New York, NY                                 10103
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (212) 408-2929
                                                  -----------------------

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         (Former name or former address, if changed since last report.)

Item 7. Financial Statements

    The following historical financial information is included as an amendment to the Form 8-K dated December 8, 1997, filed on December 23, 1997 and incorporated herein by reference.

                                  SB PARTNERS
                                  -----------

                                   FORM 8-K/A
                                   ----------

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


Statement of Revenues and Certain Expenses
    for the nine months ended September 30, 1997 (Unaudited)  . . .  3

Notes to Statement of Revenues and Certain Expenses (Unaudited) . .  4

Report of Independent Public Accountants  . . . . . . . . . . . . .  5

Statements of Revenues and Certain Expenses
    For the years ended December 31, 1996, 1995 and 1994  . . . . .  6

Notes to Statements of Revenues and Certain Expenses  . . . . . . .  7


                                RIVERBEND APARTMENTS
                                --------------------
                      STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      ------------------------------------------
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                    --------------------------------------------
                                      UNAUDITED
                                      ---------

OPERATING REVENUES:

      Rental income                                                     $2,743,422
      Other operating income                                               540,666
                                                                        ----------

        Total revenues                                                   3,284,088
                                                                        ----------

OPERATING EXPENSES:

      Utilities                                                            706,363
      Payroll and related costs                                            431,300
      Repairs and maintenance                                              383,182
      Real estate taxes                                                    190,387
      Property management costs                                            164,205
      Insurance                                                             51,723
      General and administrative                                            44,343
      Advertising and promotion                                             36,850
      Professional fees                                                     22,500
                                                                        ----------

        Total expenses                                                   2,030,853
                                                                        ----------

        Revenues in excess of certain expenses                          $1,253,235
                                                                        ==========


               The accompanying notes are an integral part of this statement.

                              RIVERBEND APARTMENTS
                              --------------------
              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
              ----------------------------------------------------
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                  --------------------------------------------
                                   UNAUDITED
                                   ---------

1.       BASIS OF PRESENTATION
         ----------------------

         The accompanying statement of revenues and certain expenses relate to the operations of Riverbend Apartments (the "Property"), a 594-unit residential apartment community located in Atlanta, Georgia, owned by Sentinel River Venture Company (the "Venture"), a Georgia general partnership. On December 15, 1997, SB Partners, the owner of a sixty percent interest in the Venture, purchased the forty percent interest formerly held by its co-venturer and became the sole owner of the Property.

         The accompanying statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus exclude certain expenses, such as depreciation, amortization, and certain professional fees not related to the future operations of the property. Management is not aware of any material factors relating to the property which would cause the reported financial information not to be indicative of future operating results.

2.       SIGNIFICANT ACCOUNTING POLICIES
         -------------------------------

         The accompanying financial statements are prepared on the accrual basis of accounting in accordance with generally accepted accounting principles. Rental income is recorded as it is earned pursuant to the terms of leases entered into with tenants, generally for periods not longer than a year. Rent concessions granted to tenants are not material to the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of certain estimates in determining revenues and expenses. Actual results could differ from those estimates.

3.       PROPERTY MANAGEMENT SERVICES
         ----------------------------
         An affiliate of the general partner of SB Partners oversees the management and operations of Riverbend Apartments. For these services, the Venture paid a property management fee equal to 5% of gross receipts, as defined. Such billings amounted to $164,205 for the nine months ended September 30, 1997.

                              ARTHUR ANDERSEN LLP

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Partners of SB Partners:


We have audited the accompanying statements of revenues and certain expenses of Riverbend Apartments for each of the three years in the period ended December 31, 1996. These statements are the responsibility of the Property s management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of SB Partners) as described in Note 1, and are not intended to be a complete presentation of Riverbend Apartments' revenues and expenses.

In our opinion, the statements referred to above present fairly, in all material respects, the revenues and certain expenses of Riverbend Apartments for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.



/s/ Arthur Andersen LLP


New York, New York
February 19, 1998


                                                        RIVERBEND APARTMENTS
                                                        --------------------
                                            STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                                            -------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                  --------------------------------

                                                         1996                  1995                1994
                                                         ----                  ----                ----

OPERATING REVENUES:

      Rental income                                   $3,809,212            $3,632,784           $3,069,699
      Other operating income                             768,150               747,934              727,550
                                                      ----------             ---------            ---------

        Total revenues                                 4,577,362             4,380,718            3,797,249
                                                      ----------             ---------            ---------

OPERATING EXPENSES:

      Utilities                                        1,115,517               959,568              931,298
      Payroll and related costs                          508,123               483,254              501,279
      Repairs and maintenance                            500,910               497,588              488,304
      Real estate taxes                                  251,249               197,169              187,613
      Property management costs                          228,870               219,036              187,333
      Insurance                                           73,915                75,883               69,767
      General and administrative                          69,038                57,640               57,488
      Professional fees                                   32,268                34,299               30,447
      Advertising and promotion                           29,059                39,930               46,189
                                                      ----------             ---------            ---------

        Total expenses                                 2,808,949             2,564,367            2,499,718
                                                      ----------             ---------            ---------

        Revenues in excess of certain expenses        $1,768,413            $1,816,351           $1,297,531
                                                      ==========            ==========           ==========


                                  The accompanying notes are an integral part of these statements.

                              RIVERBEND APARTMENTS
                              --------------------
              NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
              ----------------------------------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, and 1994
             -----------------------------------------------------

1.    BASIS OF PRESENTATION
      ----------------------

      The accompanying statements of revenues and certain expenses relate to the operations of Riverbend Apartments (the "Property"), a 594-unit residential apartment community located in Atlanta, Georgia, owned by Sentinel River Venture Company (the "Venture"), a Georgia general partnership. On December 15, 1997, SB Partners, the owner of a sixty percent interest in the Venture, purchased the forty percent interest formerly held by its co-venturer and became the sole owner of the Property.

      The accompanying statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus exclude certain expenses, such as depreciation, amortization, and certain professional fees not related to the future operations of the property. Management is not aware of any material factors relating to the property which would cause the reported financial information not to be indicative of future operating results.

2.    SIGNIFICANT ACCOUNTING POLICIES
      -------------------------------

      The accompanying financial statements are prepared on the accrual basis of accounting in accordance with generally accepted accounting principles. Rental income is recorded as it is earned pursuant to the terms of leases entered into with tenants, generally for periods not longer than a year. Rent concessions granted to tenants are not material to the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of certain estimates in determining revenues and expenses. Actual results could differ from those estimates.

3.    PROPERTY MANAGEMENT SERVICES
      ----------------------------

      An affiliate of the general partner of SB Partners oversees the management and operations of Riverbend Apartments. For these services, the Venture paid a property management fee equal to 5% of gross receipts, as defined. Such billings amounted to $228,870 for the year ended December 31, 1996, $219,036 for 1995, and $187,333 for 1994.

      Additionally, the Venture was billed separately for the cost of certain services, such as legal fees. These costs totaled $44,020 for the year ended December 31, 1996, $30,718 for 1995, and $25,736 for 1994.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
                                  --------------------------------------
                                                (Registrant)

                                 By: SB PARTNERS REAL ESTATE CORPORATION
                                     GENERAL PARTNER


Date   February 23, 1998          /s/ George N. Tietjen III
     ------------------------         ---------------------------------
                                      George N. Tietjen III
                                      Vice-President and Controller